Financial Supplement

Second Quarter 2021

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets	8

Average Annualized Yields and Rates	9

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change							2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20		2021	2020	2020
						$/bps		%	$/bps	%			$/bps	%
SELECTED OPERATING DATA
Total revenue	$1,609	$1,659	$1,707	$1,791	$1,750	($50)		(3%)	($141)	(8%)	$3,268	$3,407	($139)	(4%)
Noninterest expense	991	1,018	1,012	988	979	(27)		(3)	12	1	2,009	1,991	18	1
Profit before provision for credit losses	618	641	695	803	771	(23)		(4)	(153)	(20)	1,259	1,416	(157)	(11)
Provision for credit losses	(213)	(140)	124	428	464	(73)		(52)	(677)	NM	(353)	1,064	(1,417)	NM
NET INCOME	648	611	456	314	253	37		6	395	156	1,259	287	972	NM
Net income, Underlying[1]	656	626	480	338	263	30		5	393	149	1,282	322	960	NM
Net income available to common stockholders	616	588	424	289	225	28		5	391	174	1,204	237	967	NM
Net income available to common stockholders, Underlying[1]	624	603	448	313	235	21		3	389	166	1,227	272	955	NM
PER COMMON SHARE DATA
Basic earnings	$1.45	$1.38	$0.99	$0.68	$0.53	$0.07		5%	$0.92	174%	$2.83	$0.56	$2.27	NM
Diluted earnings	1.44	1.37	0.99	0.68	0.53	0.07		5	0.91	172	2.81	0.55	2.26	NM
Basic earnings, Underlying[1]	1.47	1.41	1.05	0.73	0.55	0.06		4	0.92	167	2.88	0.64	2.24	NM
Diluted earnings, Underlying[1]	1.46	1.41	1.04	0.73	0.55	0.05		4	0.91	165	2.87	0.64	2.23	NM
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.39	0.39	—		—	—	—	0.78	0.78	—	—
Book value per common share	49.72	48.57	48.47	48.01	47.92	1.15		2	1.80	4	49.72	47.92	1.80	4
Tangible book value per common share	33.95	32.79	32.72	32.24	32.13	1.16		4	1.82	6	33.95	32.13	1.82	6
Dividend payout ratio	27%	28%	39%	58%	74%	(136)	bps	NM	NM		28%	140%	NM
Dividend payout ratio, Underlying[1]	27	28	37	53	71	(100)	bps	NM	NM		27	122	NM
COMMON SHARES OUTSTANDING
Average: Basic	425,948,706	425,953,716	427,074,822	426,846,096	426,613,053	(5,010)		—%	(664,347)	—%	425,951,197	427,165,737	(1,214,540)	—%
Diluted	427,561,572	427,880,530	428,881,252	427,992,349	427,566,920	(318,958)		—	(5,348)	—	427,668,242	428,292,580	(624,338)	—
Common shares at period-end	426,083,143	425,930,159	427,209,831	427,073,084	426,824,594	152,984		—	(741,451)	—	426,083,143	426,824,594	(741,451)	—
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change								2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.71%	2.75%	2.75%	2.82%	2.87%	(4)	bps		(16)	bps		2.73%	2.98%	(25)	bps
Net interest margin, FTE[1]	2.72	2.76	2.75	2.83	2.88	(4)	bps		(16)	bps		2.74	2.99	(25)	bps
Return on average common equity	11.85	11.57	8.20	5.60	4.44	28	bps		741	bps		11.71	2.35	936	bps
Return on average common equity, Underlying[2]	12.02	11.85	8.66	6.05	4.63	17	bps		739	bps		11.93	2.69	924	bps
Return on average tangible common equity	17.50	17.17	12.20	8.33	6.62	33	bps		1,088	bps		17.34	3.51	1,383	bps
Return on average tangible common equity, Underlying[2]	17.74	17.59	12.89	9.00	6.90	15	bps		1,084	bps		17.67	4.03	1,364	bps
Return on average total assets	1.41	1.36	1.00	0.70	0.57	5	bps		84	bps		1.38	0.33	105	bps
Return on average total assets, Underlying[2]	1.43	1.39	1.05	0.76	0.59	4	bps		84	bps		1.41	0.37	104	bps
Return on average total tangible assets	1.46	1.41	1.04	0.73	0.59	5	bps		87	bps		1.44	0.35	109	bps
Return on average total tangible assets, Underlying[2]	1.48	1.44	1.10	0.79	0.61	4	bps		87	bps		1.46	0.39	107	bps
Effective income tax rate	21.96	21.76	20.16	16.10	17.69	20	bps		427	bps		21.86	18.51	335	bps
Effective income tax rate, Underlying[2]	22.01	21.85	21.70	16.79	19.36	16	bps		265	bps		21.93	20.36	157	bps
Efficiency ratio	61.63	61.35	59.28	55.18	55.91	28	bps		572	bps		61.49	58.43	306	bps
Efficiency ratio, Underlying[2]	60.92	60.19	56.83	53.44	54.85	73	bps		607	bps		60.55	56.91	364	bps
Noninterest income as a % of total revenue	30%	33%	34%	37%	34%	(300)	bps		(400)	bps		31%	32%	(100)	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.3%	10.1%	10.0%	9.8%	9.6%
Tier 1 capital ratio	11.6	11.4	11.3	11.2	10.9
Total capital ratio	13.5	13.4	13.4	13.3	13.1
Tier 1 leverage ratio	9.7	9.5	9.4	9.5	9.3
Tangible common equity ratio	8.1	7.7	7.9	8.0	7.9
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	81.38%	80.74%	83.64%	86.81%	87.53%	64	bps		(615)	bps		81.38%	87.53%	(615)	bps
Loan-to-deposit ratio (average balances)	82.14	83.77	84.99	88.36	90.93	(163)	bps		(879)	bps		82.94	93.13	(1,019)	bps
Full-time equivalent colleagues	17,472	17,405	17,584	17,930	18,312	67		—	(840)		(5)	17,472	18,312	(840)		(5)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change						2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20		2021	2020	2020
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,058	$1,061	$1,105	$1,120	$1,192	($3)	—%	($134)	(11%)	$2,119	$2,494	($375)	(15%)
Interest and fees on loans held for sale	24	18	19	21	20	6	33	4	20	42	35	7	20
Interest and fees on other loans held for sale	2	6	1	16	7	(4)	(67)	(5)	(71)	8	16	(8)	(50)
Investment securities	124	128	121	121	130	(4)	(3)	(6)	(5)	252	277	(25)	(9)
Interest-bearing deposits in banks	3	3	3	2	1	—	—	2	200	6	6	—	—
Total interest income	1,211	1,216	1,249	1,280	1,350	(5)	—	(139)	(10)	2,427	2,828	(401)	(14)
INTEREST EXPENSE
Deposits	42	50	69	89	124	(8)	(16)	(82)	(66)	92	351	(259)	(74)
Short-term borrowed funds	—	—	1	—	—	—	—	—	—	—	1	(1)	(100)
Long-term borrowed funds	45	49	50	54	66	(4)	(8)	(21)	(32)	94	156	(62)	(40)
Total interest expense	87	99	120	143	190	(12)	(12)	(103)	(54)	186	508	(322)	(63)
Net interest income	1,124	1,117	1,129	1,137	1,160	7	1	(36)	(3)	2,241	2,320	(79)	(3)
NONINTEREST INCOME
Mortgage banking fees	85	165	193	287	276	(80)	(48)	(191)	(69)	250	435	(185)	(43)
Service charges and fees	100	99	104	97	84	1	1	16	19	199	202	(3)	(1)
Capital markets fees	91	81	88	58	61	10	12	30	49	172	104	68	65
Card fees	64	55	56	57	48	9	16	16	33	119	104	15	14
Trust and investment services fees	60	58	52	53	45	2	3	15	33	118	98	20	20
Letter of credit and loan fees	38	38	38	37	31	—	—	7	23	76	65	11	17
Foreign exchange and interest rate products	28	28	35	27	34	—	—	(6)	(18)	56	58	(2)	(3)
Securities gains, net	3	3	—	1	3	—	—	—	—	6	3	3	100
Other income	16	15	12	37	8	1	7	8	100	31	18	13	72
Total noninterest income	485	542	578	654	590	(57)	(11)	(105)	(18)	1,027	1,087	(60)	(6)
TOTAL REVENUE	1,609	1,659	1,707	1,791	1,750	(50)	(3)	(141)	(8)	3,268	3,407	(139)	(4)
Provision for credit losses	(213)	(140)	124	428	464	(73)	(52)	(677)	NM	(353)	1,064	(1,417)	NM
NONINTEREST EXPENSE
Salaries and employee benefits	524	548	537	524	513	(24)	(4)	11	2	1,072	1,062	10	1
Equipment and software	155	152	141	149	142	3	2	13	9	307	275	32	12
Outside services	137	139	148	139	131	(2)	(1)	6	5	276	266	10	4
Occupancy	82	88	84	81	82	(6)	(7)	—	—	170	166	4	2
Other operating expense	93	91	102	95	111	2	2	(18)	(16)	184	222	(38)	(17)
Total noninterest expense	991	1,018	1,012	988	979	(27)	(3)	12	1	2,009	1,991	18	1
Income before income tax expense	831	781	571	375	307	50	6	524	171	1,612	352	1,260	NM
Income tax expense	183	170	115	61	54	13	8	129	239	353	65	288	NM
Net income	$648	$611	$456	$314	$253	$37	6%	$395	156%	$1,259	$287	$972	NM
Net income, Underlying[1]	$656	$626	$480	$338	$263	$30	5%	$393	149%	$1,282	$322	$960	NM
Net income available to common stockholders	$616	$588	$424	$289	$225	$28	5%	$391	174%	$1,204	$237	$967	NM
Net income available to common stockholders, Underlying[1]	$624	$603	$448	$313	$235	$21	3%	$389	166%	$1,227	$272	$955	NM

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2021 CHANGE
	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	March 31, 2021		June 30, 2020
						$	%	$	%
ASSETS
Cash and due from banks	$1,035	$1,117	$1,037	$904	$1,088	($82)	(7%)	($53)	(5%)
Interest-bearing cash and due from banks	11,606	13,543	11,696	8,312	6,358	(1,937)	(14)	5,248	83
Interest-bearing deposits in banks	401	308	306	328	475	93	30	(74)	(16)
Debt securities available for sale, at fair value	24,583	24,467	22,942	22,884	22,144	116	—	2,439	11
Debt securities held to maturity	2,711	2,995	3,235	2,578	2,856	(284)	(9)	(145)	(5)
Loans held for sale, at fair value	3,616	4,304	3,564	3,587	3,631	(688)	(16)	(15)	—
Other loans held for sale	82	75	439	127	1,362	7	9	(1,280)	(94)
Loans and leases	122,581	122,195	123,090	124,071	125,713	386	—	(3,132)	(2)
Less: Allowance for loan and lease losses	(1,947)	(2,194)	(2,443)	(2,542)	(2,448)	247	(11)	501	(20)
Net loans and leases	120,634	120,001	120,647	121,529	123,265	633	1	(2,631)	(2)
Derivative assets	1,655	1,298	1,915	2,030	2,069	357	28	(414)	(20)
Premises and equipment	735	743	759	747	751	(8)	(1)	(16)	(2)
Bank-owned life insurance	2,268	2,135	1,756	1,751	1,739	133	6	529	30
Goodwill	7,050	7,050	7,050	7,050	7,050	—	—	—	—
Other assets	8,728	9,181	8,003	7,401	7,086	(453)	(5)	1,642	23
TOTAL ASSETS	$185,104	$187,217	$183,349	$179,228	$179,874	($2,113)	(1%)	$5,230	3%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$47,480	$46,067	$43,831	$41,249	$40,545	$1,413	3%	$6,935	17%
Interest-bearing	103,156	105,282	103,333	101,672	103,073	(2,126)	(2)	83	—
Total deposits	150,636	151,349	147,164	142,921	143,618	(713)	—	7,018	5
Short-term borrowed funds	62	70	243	252	255	(8)	(11)	(193)	(76)
Derivative liabilities	144	111	128	100	198	33	30	(54)	(27)
Deferred taxes, net	720	593	629	638	709	127	21	11	2
Long-term borrowed funds:
FHLB advances	18	19	19	19	6	(1)	(5)	12	200
Senior debt	5,357	6,714	6,740	7,504	7,519	(1,357)	(20)	(2,162)	(29)
Subordinated debt and other debt	1,582	1,583	1,587	1,586	1,677	(1)	—	(95)	(6)
Total long-term borrowed funds	6,957	8,316	8,346	9,109	9,202	(1,359)	(16)	(2,245)	(24)
Other liabilities	3,386	4,125	4,166	3,739	3,474	(739)	(18)	(88)	(3)
TOTAL LIABILITIES	161,905	164,564	160,676	156,759	157,456	(2,659)	(2)	4,449	3
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	1,965	1,965	1,965	1,965	49	2	49	2
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,964	18,945	18,940	18,922	18,908	19	—	56	—
Retained earnings	7,314	6,866	6,445	6,189	6,068	448	7	1,246	21
Treasury stock, at cost	(4,718)	(4,718)	(4,623)	(4,623)	(4,623)	—	—	(95)	(2)
Accumulated other comprehensive income (loss)	(381)	(411)	(60)	10	94	30	7	(475)	NM
TOTAL STOCKHOLDERS' EQUITY	23,199	22,653	22,673	22,469	22,418	546	2	781	3
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$185,104	$187,217	$183,349	$179,228	$179,874	($2,113)	(1%)	$5,230	3%
Memo: Total tangible common equity	$14,466	$13,964	$13,979	$13,771	$13,716	$502	4%	$750	5%

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2021 CHANGE
	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2021		June 30, 2020
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$42,842	$44,058	$44,173	$45,185	$48,017	($1,216)	(3%)	($5,175)	(11%)
Commercial real estate	14,412	14,553	14,652	14,889	14,485	(141)	(1)	(73)	(1)
Leases	1,829	1,802	1,968	2,288	2,428	27	1	(599)	(25)
Total commercial	59,083	60,413	60,793	62,362	64,930	(1,330)	(2)	(5,847)	(9)
Residential mortgages	20,538	19,202	19,539	19,633	19,245	1,336	7	1,293	7
Home equity	11,841	11,854	12,149	12,322	12,541	(13)	—	(700)	(6)
Automobile	12,780	12,344	12,153	12,035	12,028	436	4	752	6
Education	12,800	12,691	12,308	11,631	10,591	109	1	2,209	21
Other retail	5,539	5,691	6,148	6,088	6,378	(152)	(3)	(839)	(13)
Total retail	63,498	61,782	62,297	61,709	60,783	1,716	3	2,715	4
Total loans and leases	$122,581	$122,195	$123,090	$124,071	$125,713	$386	—%	($3,132)	(2%)
Loans held for sale, at fair value	3,616	4,304	3,564	3,587	3,631	(688)	(16)	(15)	—
Other loans held for sale	82	75	439	127	1,362	7	9	(1,280)	(94)
Loans and leases and loans held for sale	$126,279	$126,574	$127,093	$127,785	$130,706	($295)	—%	($4,427)	(3%)

DEPOSITS
Demand	$47,480	$46,067	$43,831	$41,249	$40,545	$1,413	3%	$6,935	17%
Checking with interest	28,074	26,883	27,204	27,141	27,200	1,191	4	874	3
Regular savings	20,382	19,634	18,044	17,237	16,665	748	4	3,717	22
Money market accounts	48,150	51,074	48,569	46,400	44,965	(2,924)	(6)	3,185	7
Term deposits	6,550	7,691	9,516	10,894	14,243	(1,141)	(15)	(7,693)	(54)
Total deposits	$150,636	$151,349	$147,164	$142,921	$143,618	($713)	—%	$7,018	5%

AVERAGE BALANCE SHEETS
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change						2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20		2021	2020	2020
						$	%	$	%			$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$11,259	$10,861	$11,303	$6,250	$5,231	$398	4%	$6,028	115	$11,061	$3,545	$7,516	212%
Taxable investment securities	27,597	27,031	25,471	24,654	25,180	566	2	2,417	10	27,316	25,259	2,057	8
Non-taxable investment securities	3	3	3	4	4	—	—	(1)	(25)	3	4	(1)	(25)
Total investment securities	27,600	27,034	25,474	24,658	25,184	566	2	2,416	10	27,319	25,263	2,056	8
Investment securities and interest-bearing deposits	38,859	37,895	36,777	30,908	30,415	964	3	8,444	28	38,380	28,808	9,572	33
Commercial and industrial	44,388	44,287	44,594	46,844	50,443	101	—	(6,055)	(12)	44,338	46,797	(2,459)	(5)
Commercial real estate	14,473	14,675	14,745	14,644	14,540	(202)	(1)	(67)	—	14,574	14,208	366	3
Leases	1,792	1,915	2,176	2,373	2,426	(123)	(6)	(634)	(26)	1,852	2,454	(602)	(25)
Total commercial	60,653	60,877	61,515	63,861	67,409	(224)	—	(6,756)	(10)	60,764	63,459	(2,695)	(4)
Residential mortgages	20,242	19,388	19,543	19,427	18,872	854	4	1,370	7	19,817	18,869	948	5
Home equity	11,825	12,001	12,239	12,416	12,736	(176)	(1)	(911)	(7)	11,912	12,889	(977)	(8)
Automobile	12,526	12,229	12,066	12,019	11,998	297	2	528	4	12,378	12,085	293	2
Education	12,632	12,436	11,931	10,929	11,183	196	2	1,449	13	12,534	10,897	1,637	15
Other retail	5,612	5,916	6,167	6,260	6,557	(304)	(5)	(945)	(14)	5,765	6,706	(941)	(14)
Total retail	62,837	61,970	61,946	61,051	61,346	867	1	1,491	2	62,406	61,446	960	2
Total loans and leases	123,490	122,847	123,461	124,912	128,755	643	1	(5,265)	(4)	123,170	124,905	(1,735)	(1)
Loans held for sale, at fair value	3,751	3,254	3,185	3,295	2,710	497	15	1,041	38	3,535	2,300	1,235	54
Other loans held for sale	233	385	110	1,061	510	(152)	(39)	(277)	(54)	348	655	(307)	(47)
Total interest-earning assets	166,333	164,381	163,533	160,176	162,390	1,952	1	3,943	2	165,433	156,668	8,765	6
Allowance for loan and lease losses	(2,179)	(2,439)	(2,541)	(2,444)	(2,172)	260	11	(7)	—	(2,308)	(1,940)	(368)	(19)
Goodwill	7,050	7,050	7,050	7,050	7,050	—	—	—	—	7,050	7,048	2	—
Other noninterest-earning assets	13,252	13,577	13,019	12,893	12,525	(325)	(2)	727	6	13,343	11,709	1,634	14
TOTAL ASSETS	$184,456	$182,569	$181,061	$177,675	$179,793	$1,887	1%	$4,663	3%	$183,518	$173,485	$10,033	6%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Checking with interest	$27,278	$26,116	$26,432	$26,638	$26,312	$1,162	4%	$966	4%	$26,700	$25,462	$1,238	5%
Money market accounts	49,394	49,536	48,667	45,187	45,187	(142)	—	4,207	9	49,465	42,513	6,952	16
Regular savings	20,077	18,611	17,566	16,902	15,883	1,466	8	4,194	26	19,348	15,042	4,306	29
Term deposits	6,970	8,572	10,191	12,032	16,470	(1,602)	(19)	(9,500)	(58)	7,767	17,543	(9,776)	(56)
Total interest-bearing deposits	103,719	102,835	102,856	100,759	103,852	884	1	(133)	—	103,280	100,560	2,720	3
Short-term borrowed funds	69	150	232	240	222	(81)	(54)	(153)	(69)	109	433	(324)	(75)
FHLB advances	18	19	19	6	2,595	(1)	(5)	(2,577)	(99)	19	3,866	(3,847)	(100)
Senior debt	5,834	6,732	6,845	7,515	7,499	(898)	(13)	(1,665)	(22)	6,280	7,381	(1,101)	(15)
Subordinated debt and other debt	1,582	1,585	1,586	1,675	1,661	(3)	—	(79)	(5)	1,583	1,659	(76)	(5)
Total long-term borrowed funds	7,434	8,336	8,450	9,196	11,755	(902)	(11)	(4,321)	(37)	7,882	12,906	(5,024)	(39)
Total borrowed funds	7,503	8,486	8,682	9,436	11,977	(983)	(12)	(4,474)	(37)	7,991	13,339	(5,348)	(40)
Total interest-bearing liabilities	111,222	111,321	111,538	110,195	115,829	(99)	—	(4,607)	(4)	111,271	113,899	(2,628)	(2)
Total demand deposits	46,630	43,814	42,411	40,608	37,745	2,816	6	8,885	24	45,230	33,553	11,677	35
Other liabilities	3,741	4,858	4,600	4,374	4,086	(1,117)	(23)	(345)	(8)	4,297	4,070	227	6
TOTAL LIABILITIES	161,593	159,993	158,549	155,177	157,660	1,600	1	3,933	2	160,798	151,522	9,276	6
STOCKHOLDERS' EQUITY	22,863	22,576	22,512	22,498	22,133	287	1	730	3	22,720	21,963	757	3
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$184,456	$182,569	$181,061	$177,675	$179,793	$1,887	1%	$4,663	3%	$183,518	$173,485	$10,033	6%
Memo: Total loans and leases, including loans held for sale	$127,474	$126,486	$126,756	$129,268	$131,975	$988	1%	($4,501)	(3%)	$127,053	$127,860	($807)	(1%)
Total deposits (interest-bearing and demand)	$150,349	$146,649	$145,267	$141,367	$141,597	$3,700	3%	$8,752	6%	$148,510	$134,113	$14,397	11%
Total average tangible common equity	$14,111	$13,883	$13,814	$13,797	$13,706	$228	2%	$405	3%	$13,998	$13,595	$403	3%

AVERAGE ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
	2Q21		1Q21		4Q20		3Q20		2Q20		2021		2020
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	0.12%	$3	0.11%	$3	0.10%	$3	0.10%	$2	0.09%	$1	0.11%	$6	0.36%	$6
Taxable investment securities	1.80	124	1.89	128	1.89	121	1.95	121	2.15	130	1.84	252	2.24	277
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—
Total investment securities	1.80	124	1.89	128	1.89	121	1.95	121	2.15	130	1.84	252	2.24	277
Investment securities and interest-bearing deposits		127		131		124		123		131		258		283
Commercial and industrial	3.08	345	3.12	347	3.25	370	3.20	383	3.23	412	3.10	692	3.50	829
Commercial real estate	2.58	95	2.57	94	2.58	97	2.57	96	2.87	106	2.58	189	3.40	245
Leases	2.76	12	2.69	13	2.58	14	2.65	16	2.75	16	2.73	25	2.79	34
Total commercial	2.96	452	2.98	454	3.07	481	3.03	495	3.14	534	2.97	906	3.45	1,108
Residential mortgages	3.04	154	3.05	148	3.08	151	3.15	153	3.19	150	3.05	302	3.33	314
Home equity	3.13	92	3.20	95	3.18	98	3.21	100	3.50	111	3.16	187	4.10	263
Automobile	4.00	125	4.14	125	4.26	129	4.23	128	4.33	129	4.07	250	4.33	260
Education	4.26	135	4.38	134	4.55	136	4.74	130	5.21	145	4.32	269	5.42	294
Other retail	7.13	100	7.25	105	7.10	110	7.22	114	7.52	123	7.19	205	7.65	255
Total retail	3.86	606	3.96	607	4.01	624	4.08	625	4.31	658	3.91	1,213	4.53	1,386
Total loans and leases	3.42	1,058	3.47	1,061	3.54	1,105	3.54	1,120	3.69	1,192	3.44	2,119	3.98	2,494
Loans held for sale, at fair value	2.55	24	2.27	18	2.41	19	2.60	21	2.85	20	2.40	42	3.03	35
Other loans held for sale	2.99	2	6.30	6	3.14	1	6.02	16	4.66	7	4.48	8	4.45	16
Total interest-earning assets	2.90	1,211	2.97	1,216	3.02	1,249	3.15	1,280	3.33	1,350	2.94	2,427	3.61	2,828
INTEREST-BEARING LIABILITIES
Checking with interest	0.08	5	0.09	6	0.11	8	0.13	8	0.17	11	0.09	11	0.38	48
Money market accounts	0.17	21	0.18	22	0.22	27	0.28	33	0.35	39	0.17	43	0.63	132
Regular savings	0.10	5	0.11	5	0.15	7	0.24	10	0.39	15	0.10	10	0.44	33
Term deposits	0.61	11	0.83	17	1.09	27	1.25	38	1.44	59	0.73	28	1.58	138
Total interest-bearing deposits	0.16	42	0.20	50	0.27	69	0.35	89	0.48	124	0.18	92	0.70	351
Short-term borrowed funds	0.87	—	0.46	—	0.44	1	0.13	—	0.29	—	0.59	—	0.64	1
FHLB advances	0.91	—	0.92	—	0.93	—	1.42	—	0.86	6	0.92	—	1.53	30
Senior debt	1.92	28	1.91	32	1.93	33	1.84	35	2.25	42	1.92	60	2.46	91
Subordinated debt and other debt	4.24	17	4.22	17	4.35	17	4.67	19	4.22	18	4.23	34	4.17	35
Total long-term borrowed funds	2.41	45	2.35	49	2.38	50	2.35	54	2.22	66	2.38	94	2.40	156
Total borrowed funds	2.40	45	2.32	49	2.33	51	2.30	54	2.18	66	2.36	94	2.35	157
Total interest-bearing liabilities	0.31	87	0.36	99	0.43	120	0.52	143	0.66	190	0.34	186	0.90	508
INTEREST RATE SPREAD	2.59		2.62		2.60		2.63		2.67		2.60		2.71
NET INTEREST MARGIN AND NET INTEREST INCOME	2.71%	$1,124	2.75%	$1,117	2.75%	$1,129	2.82%	$1,137	2.87%	$1,160	2.73%	$2,241	2.98%	$2,320
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]	2.72%	$1,126	2.76%	$1,120	2.75%	$1,132	2.83%	$1,140	2.88%	$1,163	2.74%	$2,246	2.99%	$2,327
Memo: Total deposit costs	0.11%	$42	0.14%	$50	0.19%	$69	0.25%	$89	0.35%	$124	0.12%	$92	0.53%	$351
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change								2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
MORTGAGE BANKING FEES[1]
Production revenue	$86	$140	$193	$275	$271	($54)		(39%)	($185)		(68%)	$226	$407	($181)		(44)
Mortgage servicing revenue	13	—	4	2	9	13		100	4		44	13	26	(13)		(50)
MSR valuation changes, net of hedge impact	(14)	25	(4)	10	(4)	(39)		NM	(10)		(250)	11	2	9		NM
Total mortgage banking fees	$85	$165	$193	$287	$276	($80)		(48%)	($191)		(69%)	$250	$435	($185)		(43%)

Gain on sale of secondary originations	0.89%	1.44%	2.09%	3.04%	3.09%	(55)	bps		(220)	bps		1.17%	2.80%	(163)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$3,956	$3,744	$4,096	$4,300	$3,882	212		6%	74		2%	$7,700	$6,405	$1,295		20%
Third Party	7,443	7,398	6,762	6,811	7,388	45		1	55		1	14,841	12,201	2,640		22
Total	$11,399	$11,142	$10,858	$11,111	$11,270	$257		2%	$129		1%	$22,541	$18,606	$3,935		21%

Originated for sale	84%	87%	85%	82%	81%	(285)	bps		315	bps		86%	82%	366	bps
Originated for investment	16	13	15	18	19	285	bps		(315)	bps		14	18	(366)	bps
Total	100%	100%	100%	100%	100%							100%	100%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$84,596	$81,805	$81,240	$80,700	$79,942	$2,791		3%	$4,654		6%	$84,596	$79,942	$4,654		6%
Owned loans serviced	23,329	22,762	22,582	22,193	21,642	567		2	1,687		8	23,329	21,642	1,687		8
Total	$107,925	$104,567	$103,822	$102,893	$101,584	$3,358		3%	$6,341		6%	$107,925	$101,584	$6,341		6%

MSR at fair value	$902	$893	$658	$606	$568	$9		1%	$334		59%	$902	$568	$334		59%

1Beginning in the second quarter of 2021, mortgage banking fees are presented on a consolidated basis. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q21 Change								2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$897	$863	$859	$845	$814	$34		4%	$83		10%	$1,760	$1,607	$153		10%
Noninterest income	283	351	375	495	428	(68)		(19)	(145)		(34)	634	785	(151)		(19)
Total revenue	1,180	1,214	1,234	1,340	1,242	(34)		(3)	(62)		(5)	2,394	2,392	2		—
Noninterest expense	751	750	749	742	735	1		—	16		2	1,501	1,473	28		2
Profit before provision for credit losses	429	464	485	598	507	(35)		(8)	(78)		(15)	893	919	(26)		(3)
Net charge-offs	45	59	56	55	80	(14)		(24)	(35)		(44)	104	177	(73)		(41)
Income before income tax expense	384	405	429	543	427	(21)		(5)	(43)		(10)	789	742	47		6
Income tax expense	98	103	107	136	107	(5)		(5)	(9)		(8)	201	186	15		8
Net income	$286	$302	$322	$407	$320	($16)		(5%)	($34)		(11%)	$588	$556	$32		6%
AVERAGE BALANCES
Total assets	$75,600	$75,283	$74,392	$73,605	$71,634	$317		—%	$3,966		6%	$75,443	$70,024	$5,419		8%
Total loans and leases[1]	71,389	70,188	69,650	69,719	68,205	1,201		2	3,184		5	70,792	66,774	4,018		6
Deposits	100,933	97,180	95,007	94,212	91,648	3,753		4	9,285		10	99,067	88,438	10,629		12
Interest-earning assets	72,308	71,135	70,529	69,925	68,256	1,173		2	4,052		6	71,725	66,825	4,900		7
KEY METRICS
Net interest margin	4.97%	4.93%	4.85%	4.81%	4.80%	4	bps		17	bps		4.95%	4.84%	11	bps
Efficiency ratio	63.62	61.79	60.75	55.35	59.19	183	bps		443	bps		62.69	61.58	111	bps
Loan-to-deposit ratio (period-end balances)	67.72	66.44	69.38	70.61	69.17	128	bps		(145)	bps		67.72	69.17	(145)	bps
Loan-to-deposit ratio (average balances)	67.21	68.99	70.12	69.88	71.59	(178)	bps		(438)	bps		68.08	72.79	(471)	bps
Return on average total tangible assets	1.52	1.63	1.72	2.21	1.80	(11)	bps		(28)	bps		1.58	1.60	(2)	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q21 Change								2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$419	$421	$438	$421	$419	($2)		—%	$—		—%	$840	$784	$56		7%
Noninterest income	178	170	182	144	144	8		5	34		24	348	269	79		29
Total revenue	597	591	620	565	563	6		1	34		6	1,188	1,053	135		13
Noninterest expense	226	227	216	210	213	(1)		—	13		6	453	434	19		4
Profit before provision for credit losses	371	364	404	355	350	7		2	21		6	735	619	116		19
Net charge-offs	34	101	124	161	70	(67)		(66)	(36)		(51)	135	113	22		19
Income before income tax expense	337	263	280	194	280	74		28	57		20	600	506	94		19
Income tax expense	72	52	59	41	59	20		38	13		22	124	106	18		17
Net income	$265	$211	$221	$153	$221	$54		26%	$44		20%	$476	$400	$76		19%
AVERAGE BALANCES
Total assets	$57,527	$57,738	$58,212	$60,889	$65,280	($211)		—%	($7,753)		(12%)	$57,632	$62,142	($4,510)		(7%)
Total loans and leases[1]	54,758	54,813	55,407	57,796	62,011	(55)		—	(7,253)		(12)	54,786	59,283	(4,497)		(8)
Deposits	44,049	43,974	44,920	41,393	41,750	75		—	2,299		6	44,012	37,647	6,365		17
Interest-earning assets	55,143	55,175	55,752	58,177	62,422	(32)		—	(7,279)		(12)	55,159	59,719	(4,560)		(8)
KEY METRICS
Net interest margin	3.05%	3.09%	3.12%	2.88%	2.70%	(4)	bps		35	bps		3.07%	2.64%	43	bps
Efficiency ratio	37.86	38.33	34.94	37.03	37.93	(47)	bps		(7)	bps		38.10	41.25	(315)	bps
Loan-to-deposit ratio (period-end balances)	118.72	120.66	121.09	129.43	140.79	(194)	bps		(2,207)	bps		118.72	140.79	(2,207)	bps
Loan-to-deposit ratio (average balances)	123.32	123.53	122.75	138.48	147.03	(21)	bps		(2,371)	bps		123.43	156.00	(3,257)	bps
Return on average total tangible assets	1.85	1.48	1.51	1.01	1.36	37	bps		49	bps		1.67	1.29	38	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q21 Change						2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20		2021	2020	2020
						$	%	$	%			$	%
Net interest income	($192)	($167)	($168)	($129)	($73)	($25)	(15%)	($119)	(163)	($359)	($71)	($288)	NM
Noninterest income	24	21	21	15	18	3	14	6	33	45	33	12	36
Total revenue	(168)	(146)	(147)	(114)	(55)	(22)	(15)	(113)	(205)	(314)	(38)	(276)	NM
Noninterest expense	14	41	47	36	31	(27)	(66)	(17)	(55)	55	84	(29)	(35)
Loss before provision for credit losses	(182)	(187)	(194)	(150)	(86)	5	3	(96)	(112)	(369)	(122)	(247)	(202)
Provision for credit losses	(292)	(300)	(56)	212	314	8	3	(606)	NM	(592)	774	(1,366)	NM
Income (loss) before income tax expense (benefit)	110	113	(138)	(362)	(400)	(3)	(3)	510	NM	223	(896)	1,119	NM
Income tax expense (benefit)	13	15	(51)	(116)	(112)	(2)	(13)	125	NM	28	(227)	255	NM
Net income (loss)	$97	$98	($87)	($246)	($288)	($1)	(1%)	$385	NM	$195	($669)	$864	NM
AVERAGE BALANCES
Total assets	$51,329	$49,548	$48,457	$43,181	$42,879	$1,781	4%	$8,450	20%	$50,443	$41,319	$9,124	22%
Total loans and leases[2]	1,327	1,485	1,699	1,753	1,759	(158)	(11)	(432)	(25)	1,405	1,803	(398)	(22)
Deposits	5,367	5,495	5,340	5,762	8,199	(128)	(2)	(2,832)	(35)	5,430	8,028	(2,598)	(32)
Interest-earning assets	38,882	38,071	37,252	32,074	31,712	811	2	7,170	23	38,479	30,124	8,355	28
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					JUNE 30, 2021 CHANGE
	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2021			June 30, 2020
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$163	$281	$280	$435	$366	($118)		(42%)	($203)		(55%)
Commercial real estate	102	100	176	323	61	2		2	41		67
Leases	1	1	2	2	79	—		—	(78)		(99)
Total commercial	266	382	458	760	506	(116)		(30)	(240)		(47)
Residential mortgages[1]	174	237	167	131	112	(63)		(27)	62		55
Home equity	234	269	276	265	254	(35)		(13)	(20)		(8)
Automobile	62	70	72	80	67	(8)		(11)	(5)		(7)
Education	21	22	18	16	18	(1)		(5)	3		17
Other retail	22	28	28	25	33	(6)		(21)	(11)		(33)
Total retail	513	626	561	517	484	(113)		(18)	29		6
Nonaccrual loans and leases	779	1,008	1,019	1,277	990	(229)		(23)	(211)		(21)
Repossessed assets	22	18	19	27	33	4		22	(11)		(33)
Nonaccrual loans and leases and repossessed assets	$801	$1,026	$1,038	$1,304	$1,023	($225)		(22%)	($222)		(22%)
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$266	$382	$458	$760	$506	($116)		(30%)	($240)		(47%)
Retail	535	644	580	544	517	(109)		(17)	18		3
Total nonaccrual loans and leases	$801	$1,026	$1,038	$1,304	$1,023	($225)		(22%)	($222)		(22%)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.59%	1.80%	1.98%	2.05%	1.95%	(21)	bps		(36)	bps
Allowance for credit losses to loans and leases	1.70	1.94	2.17	2.21	2.01	(24)			(31)
Allowance for loan and lease losses to nonaccrual and leases	249.83	217.74	239.72	199.04	247.40	3,209			243
Allowance for credit losses to nonaccrual loans and leases	266.98	235.42	262.02	214.22	255.39	3,156			1,159
Nonaccrual loans and leases to loans and leases	0.64	0.82	0.83	1.03	0.79	(18)			(15)
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					JUNE 30, 2021 CHANGE
	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2021		June 30, 2020
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$—	$3	$20	$3	$33	($3)	(100%)	($33)	(100%)
Commercial real estate	—	9	—	—	—	(9)	(100)	—	—
Leases	1	—	1	—	—	1	100	1	100
Total commercial	1	12	21	3	33	(11)	(92)	(32)	(97)
Residential mortgages(1)	270	23	30	17	13	247	NM	257	NM
Education	2	2	2	2	2	—	—	—	—
Other retail	7	9	9	6	7	(2)	(22)	—	—
Total retail	279	34	41	25	22	245	NM	257	NM
Total loans and leases	$280	$46	$62	$28	$55	$234	NM	$225	NM

1 90+ days past due and accruing includes $266 million, $20 million, $21 million, $11 million, and $13 million of loans fully or partially guaranteed by the FHA, VA, and USDA for June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change						2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20		2021	2020	2020
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$32	$80	$51	$81	$68	($48)	(60%)	($36)	(53)	$112	$115	($3)	(3%)
Commercial real estate	—	53	70	42	—	(53)	(100)	—	—	53	—	53	100
Leases	13	1	24	48	6	12	NM	7	117	14	6	8	133
Total commercial	45	134	145	171	74	(89)	(66)	(29)	(39)	179	121	58	48
Residential mortgages	1	—	2	2	2	1	100	(1)	(50)	1	3	(2)	(67)
Home equity	3	4	5	6	6	(1)	(25)	(3)	(50)	7	14	(7)	(50)
Automobile	15	25	22	22	31	(10)	(40)	(16)	(52)	40	70	(30)	(43)
Education	18	13	10	9	14	5	38	4	29	31	32	(1)	(3)
Other retail	43	51	48	47	53	(8)	(16)	(10)	(19)	94	114	(20)	(18)
Total retail	80	93	87	86	106	(13)	(14)	(26)	(25)	173	233	(60)	(26)
Total gross charge-offs	$125	$227	$232	$257	$180	($102)	(45%)	($55)	(31%)	$352	$354	($2)	(1%)
GROSS RECOVERIES
Commercial and industrial	$4	$3	$4	$1	$3	$1	33%	$1	33%	$7	$6	$1	17%
Commercial real estate	—	27	1	—	—	(27)	(100)	—	—	27	—	27	100
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Total commercial	4	30	5	1	3	(26)	(87)	1	33	34	6	28	NM
Residential mortgages	2	1	2	2	1	1	100	1	100	3	2	1	50
Home equity	13	11	11	8	8	2	18	5	63	24	19	5	26
Automobile	17	14	13	15	11	3	21	6	55	31	23	8	35
Education	5	6	4	4	4	(1)	(17)	1	25	11	8	3	38
Other retail	6	7	7	8	6	(1)	(14)	—	—	13	12	1	8
Total retail	43	39	37	37	30	4	10	13	43	82	64	18	28
Total gross recoveries	$47	$69	$42	$38	$33	($22)	(32%)	$14	42%	$116	$70	$46	66%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$28	$77	$47	$80	$65	($49)	(64%)	($37)	(57)	$105	$109	($4)	(4)
Commercial real estate	—	26	69	42	—	(26)	(100)	—	—	26	—	26	100
Leases	13	1	24	48	6	12	NM	7	117	14	6	8	133
Total commercial	41	104	140	170	71	(63)	(61)	(30)	(42)	145	115	30	26
Residential mortgages	(1)	(1)	—	—	1	—	—	(2)	NM	(2)	1	(3)	NM
Home equity	(10)	(7)	(6)	(2)	(2)	(3)	(43)	(8)	NM	(17)	(5)	(12)	(240)
Automobile	(2)	11	9	7	20	(13)	NM	(22)	NM	9	47	(38)	(81)
Education	13	7	6	5	10	6	86	3	30	20	24	(4)	(17)
Other retail	37	44	41	39	47	(7)	(16)	(10)	(21)	81	102	(21)	(21)
Total retail	37	54	50	49	76	(17)	(31)	(39)	(51)	91	169	(78)	(46)
Total net charge-offs	$78	$158	$190	$219	$147	($80)	(51%)	($69)	(47%)	$236	$284	($48)	(17%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change								2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.25%	0.70%	0.41%	0.68%	0.52%	(45)	bps		(27)	bps		0.48%	0.47%	1	bps
Commercial real estate	—	0.73	1.88	1.13	—	(73)	bps		—	bps		0.36	—	36	bps
Leases	2.97	0.26	4.44	7.99	1.03	271	bps		194	bps		1.58	0.55	103	bps
Total commercial	0.27	0.69	0.91	1.06	0.42	(42)	bps		(15)	bps		0.48	0.37	11	bps
Residential mortgages	(0.03)	(0.01)	—	—	0.02	(2)	bps		(5)	bps		(0.02)	0.01	(3)	bps
Home equity	(0.33)	(0.25)	(0.19)	(0.10)	(0.05)	(8)	bps		(28)	bps		(0.29)	(0.08)	(21)	bps
Automobile	(0.04)	0.35	0.29	0.24	0.68	(39)	bps		(72)	bps		0.15	0.78	(63)	bps
Education	0.40	0.24	0.18	0.21	0.34	16	bps		6	bps		0.32	0.44	(12)	bps
Other retail	2.63	3.00	2.62	2.46	2.93	(37)	bps		(30)	bps		2.82	3.07	(25)	bps
Total retail	0.24	0.35	0.32	0.32	0.50	(11)	bps		(26)	bps		0.29	0.56	(27)	bps
Total loans and leases	0.25%	0.52%	0.61%	0.70%	0.46%	(27)	bps		(21)	bps		0.39%	0.46%	(7)	bps
Memo: Average loans
Commercial and industrial	$44,388	$44,287	$44,594	$46,844	$50,443	$101		—%	($6,055)		(12%)	$44,338	$46,797	($2,459)		(5%)
Commercial real estate	14,473	14,675	14,745	14,644	14,540	(202)		(1)	(67)		—	14,574	14,208	366		3
Leases	1,792	1,915	2,176	2,373	2,426	(123)		(6)	(634)		(26)	1,852	2,454	(602)		(25)
Total commercial	60,653	60,877	61,515	63,861	67,409	(224)		—	(6,756)		(10)	60,764	63,459	(2,695)		(4)
Residential mortgages	20,242	19,388	19,543	19,427	18,872	854		4	1,370		7	19,817	18,869	948		5
Home equity	11,825	12,001	12,239	12,416	12,736	(176)		(1)	(911)		(7)	11,912	12,889	(977)		(8)
Automobile	12,526	12,229	12,066	12,019	11,998	297		2	528		4	12,378	12,085	293		2
Education	12,632	12,436	11,931	10,929	11,183	196		2	1,449		13	12,534	10,897	1,637		15
Other retail	5,612	5,916	6,167	6,260	6,557	(304)		(5)	(945)		(14)	5,765	6,706	(941)		(14)
Total retail	62,837	61,970	61,946	61,051	61,346	867		1	1,491		2	62,406	61,446	960		2
Total loans and leases	$123,490	$122,847	$123,461	$124,912	$128,755	$643		1%	($5,265)		(4%)	$123,170	$124,905	($1,735)		(1%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change						2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20		2021	2020	2020
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,194	$2,443	$2,542	$2,448	$2,171	($249)	(10%)	$23	1%	$2,443	$1,252	$1,191	95%
Cumulative effect of change in accounting principle:
Commercial	—	—	—	—	—	—	—	—	—	—	(176)	176	(100)
Retail	—	—	—	—	—	—	—	—	—	—	629	(629)	(100)
Total cumulative effect of change in accounting principle	—	—	—	—	—	—	—	—	—	—	453	(453)	(100)
Allowance for loan and lease losses - beginning, adjusted	2,194	2,443	2,542	2,448	2,171	(249)	(10)	23	1	2,443	1,705	738	43
Charge-offs:
Commercial	45	134	145	171	74	(89)	(66)	(29)	(39)	179	121	58	48
Retail	80	93	87	86	106	(13)	(14)	(26)	(25)	173	233	(60)	(26)
Total charge-offs	125	227	232	257	180	(102)	(45)	(55)	(31)	352	354	(2)	(1)
Recoveries:
Commercial	4	30	5	1	3	(26)	(87)	1	33	34	6	28	NM
Retail	43	39	37	37	30	4	10	13	43	82	64	18	28
Total recoveries	47	69	42	38	33	(22)	(32)	14	42	116	70	46	66
Net charge-offs	78	158	190	219	147	(80)	(51)	(69)	(47)	236	284	(48)	(17)
Provision for loan and lease losses:
Commercial	(152)	17	84	224	554	(169)	NM	(706)	NM	(135)	852	(987)	NM
Retail	(17)	(108)	7	89	(130)	91	84	113	87	(125)	175	(300)	NM
Total provision for loan and lease losses	(169)	(91)	91	313	424	(78)	(86)	(593)	NM	(260)	1,027	(1,287)	NM
Allowance for loan and lease losses - ending	$1,947	$2,194	$2,443	$2,542	$2,448	($247)	(11%)	($501)	(20%)	$1,947	$2,448	($501)	(20%)

Allowance for unfunded lending commitments - beginning	$178	$227	$194	$79	$39	($49)	(22%)	$139	NM	$227	$44	$183	NM
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	—	—	—	(2)	2	100
Provision for unfunded lending commitments	(44)	(49)	33	115	40	5	10	(84)	NM	(93)	37	(130)	NM
Allowance for unfunded lending commitments - ending	$134	$178	$227	$194	$79	($44)	(25%)	$55	70	$134	$79	$55	70
Total allowance for credit losses - ending	$2,081	$2,372	$2,670	$2,736	$2,527	($291)	(12%)	($446)	(18%)	$2,081	$2,527	($446)	(18%)

Memo: Total allowance for credit losses by product
Commercial	$1,074	$1,311	$1,419	$1,441	$1,304	($237)	(18%)	($230)	(18%)	$1,074	$1,304	($230)	(18%)
Retail	1,007	1,061	1,251	1,295	1,223	(54)	(5)	(216)	(18)	1,007	1,223	(216)	(18)
Total allowance for credit losses	$2,081	$2,372	$2,670	$2,736	$2,527	($291)	(12%)	($446)	(18%)	$2,081	$2,527	($446)	(18%)

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2021 CHANGE						2021 Change
	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2021		June 30, 2020		2021	2020	2020
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$15,266	$14,867	$14,607	$14,345	$14,154	$399	3%	$1,112	8%
Tier 1 capital	17,280	16,832	16,572	16,310	16,119	448	3	1,161	7
Total capital	20,111	19,879	19,602	19,427	19,319	232	1	792	4
Risk-weighted assets	148,563	147,817	146,781	146,131	147,260	746	1	1,303	1
Adjusted average assets[1]	178,929	176,890	175,370	171,938	174,017	2,039	1	4,912	3
CET1 capital ratio	10.3%	10.1%	10.0%	9.8%	9.6%
Tier 1 capital ratio	11.6	11.4	11.3	11.2	10.9
Total capital ratio	13.5	13.4	13.4	13.3	13.1
Tier 1 leverage ratio	9.7	9.5	9.4	9.5	9.3
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,185	$20,688	$20,708	$20,504	$20,453	$497	2%	$732	4%	$21,185	$20,453	$732	4%
Less: Goodwill	7,050	7,050	7,050	7,050	7,050	—	—	—	—	7,050	7,050	—	—
Less: Other intangible assets	52	54	58	60	63	(2)	(4)	(11)	(17)	52	63	(11)	(17)
Add: Deferred tax liabilities[2]	383	380	379	377	376	3	1	7	2	383	376	7	2
Total tangible common equity	$14,466	$13,964	$13,979	$13,771	$13,716	$502	4%	$750	5%	$14,466	$13,716	$750	5%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$20,833	$20,611	$20,547	$20,534	$20,446	$222	1%	$387	2%	$20,723	$20,335	$388	2%
Less: Goodwill	7,050	7,050	7,050	7,050	7,050	—	—	—	—	7,050	7,048	2	—
Less: Other intangible assets	53	57	60	62	65	(4)	(7)	(12)	(18)	55	66	(11)	(17)
Add: Deferred tax liabilities[2]	381	379	377	375	375	2	1	6	2	380	374	6	2
Total tangible common equity	$14,111	$13,883	$13,814	$13,797	$13,706	$228	2%	$405	3%	$13,998	$13,595	$403	3%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,050	$7,050	$7,050	$7,050	$7,050	$—	—%	$—	—%	$7,050	$7,050	$—	—%
Other intangible assets	52	54	58	60	63	(2)	(4)	(11)	(17)	52	63	(11)	(17)
Total intangible assets	$7,102	$7,104	$7,108	$7,110	$7,113	($2)	—%	($11)	—%	$7,102	$7,113	($11)	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q21 Change						2021 Change
		2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20		2021	2020	2020
							$	%	$	%			$	%
Total revenue, Underlying:
Total revenue (GAAP)	A	$1,609	$1,659	$1,707	$1,791	$1,750	($50)	(3%)	($141)	(8%)	$3,268	$3,407	($139)	(4%)
Less: Notable items		—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,609	$1,659	$1,707	$1,791	$1,750	($50)	(3%)	($141)	(8%)	$3,268	$3,407	($139)	(4%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$991	$1,018	$1,012	$988	$979	($27)	(3%)	$12	1%	$2,009	$1,991	$18	1%
Less: Notable items		11	20	42	31	19	(9)	(45)	(8)	(42)	31	52	(21)	(40)
Noninterest expense, Underlying (non-GAAP)	D	$980	$998	$970	$957	$960	($18)	(2%)	$20	2%	$1,978	$1,939	$39	2%
Pre-provision profit:
Total revenue (GAAP)	A	$1,609	$1,659	$1,707	$1,791	$1,750	($50)	(3%)	($141)	(8%)	$3,268	$3,407	($139)	(4%)
Less: Noninterest expense (GAAP)	C	991	1,018	1,012	988	979	(27)	(3)	12	1	2,009	1,991	18	1
Pre-provision profit (GAAP)		$618	$641	$695	$803	$771	($23)	(4%)	($153)	(20%)	$1,259	$1,416	($157)	(11%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,609	$1,659	$1,707	$1,791	$1,750	($50)	(3%)	($141)	(8%)	$3,268	$3,407	($139)	(4%)
Less: Noninterest expense, Underlying (non-GAAP)	D	980	998	970	957	960	(18)	(2)	20	2	1,978	1,939	39	2
Pre-provision profit, Underlying (non-GAAP)		$629	$661	$737	$834	$790	($32)	(5%)	($161)	(20%)	$1,290	$1,468	($178)	(12%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$831	$781	$571	$375	$307	$50	6%	$524	171%	$1,612	$352	$1,260	NM
Less: Expense before income tax benefit related to notable items		(11)	(20)	(42)	(31)	(19)	9	45	8	42	(31)	(52)	21	40
Income before income tax expense, Underlying (non-GAAP)	F	$842	$801	$613	$406	$326	$41	5%	$516	158%	$1,643	$404	$1,239	NM
Income tax expense, Underlying:
Income tax expense (GAAP)	G	$183	$170	$115	$61	$54	$13	8%	$129	239%	$353	$65	$288	NM
Less: Income tax benefit related to notable items		(3)	(5)	(18)	(7)	(9)	2	40	6	67	(8)	(17)	9	53
Income tax expense, Underlying (non-GAAP)	H	$186	$175	$133	$68	$63	$11	6%	$123	195%	$361	$82	$279	NM
Net income, Underlying:
Net income (GAAP)	I	$648	$611	$456	$314	$253	$37	6%	$395	156%	$1,259	$287	$972	NM
Add: Notable items, net of income tax benefit		8	15	24	24	10	(7)	(47)	(2)	(20)	23	35	(12)	(34)
Net income, Underlying (non-GAAP)	J	$656	$626	$480	$338	$263	$30	5%	$393	149%	$1,282	$322	$960	NM
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$616	$588	$424	$289	$225	$28	5%	$391	174%	$1,204	$237	$967	NM
Add: Notable items, net of income tax benefit		8	15	24	24	10	(7)	(47)	(2)	(20)	23	35	(12)	(34)
Net income available to common stockholders, Underlying (non-GAAP)	L	$624	$603	$448	$313	$235	$21	3%	$389	166%	$1,227	$272	$955	NM

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q21 Change								2021 Change
		2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20			2021	2020	2020
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,609	$1,659	$1,707	$1,791	$1,750	($50)		(2.96%)	($141)		(8.00%)	$3,268	$3,407	($139)		(4.08%)
Less: Noninterest expense (GAAP)	C	991	1,018	1,012	988	979	(27)		(2.51)	12		1.42	2,009	1,991	18		0.94
Operating leverage									(0.45%)			(9.42%)					(5.02%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,609	$1,659	$1,707	$1,791	$1,750	($50)		(2.96%)	($141)		(8.00%)	$3,268	$3,407	($139)		(4.08%)
Less: Noninterest expense, Underlying (non-GAAP)	D	980	998	970	957	960	(18)		(1.78)	20		2.18	1,978	1,939	39		2.05
Operating leverage, Underlying (non-GAAP)									(1.18%)			(10.18%)					(6.13%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	61.63%	61.35%	59.28%	55.18%	55.91%	28	bps		572	bps		61.49%	58.43%	306	bps
Efficiency ratio, Underlying (non-GAAP)	D/B	60.92	60.19	56.83	53.44	54.85	73	bps		607	bps		60.55	56.91	364	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	21.96%	21.76%	20.16%	16.10%	17.69%	20	bps		427	bps		21.86%	18.51%	335	bps
Effective income tax rate, Underlying (non-GAAP)	H/F	22.01	21.85	21.70	16.79	19.36	16	bps		265	bps		21.93	20.36	157	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$20,833	$20,611	$20,547	$20,534	$20,446	$222		1%	$387		2%	$20,723	$20,335	$388		2%
Return on average common equity	K/M	11.85%	11.57%	8.20%	5.60%	4.44%	28	bps		741	bps		11.71%	2.35%	936	bps
Return on average common equity, Underlying (non-GAAP)	L/M	12.02	11.85	8.66	6.05	4.63	17	bps		739	bps		11.93	2.69	924	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$20,833	$20,611	$20,547	$20,534	$20,446	$222		1%	$387		2%	$20,723	$20,335	$388		2%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	7,050	7,050	—		—	—		—	7,050	7,048	2		—
Less: Average other intangibles (GAAP)		53	57	60	62	65	(4)		(7)	(12)		(18)	55	66	(11)		(17)
Add: Average deferred tax liabilities related to goodwill (GAAP)		381	379	377	375	375	2		1	6		2	380	374	6		2
Average tangible common equity	N	$14,111	$13,883	$13,814	$13,797	$13,706	$228		2%	$405		3%	$13,998	$13,595	$403		3%
Return on average tangible common equity	K/N	17.50%	17.17%	12.20%	8.33%	6.62%	33	bps		1,088	bps		17.34%	3.51%	1,383	bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	17.74	17.59	12.89	9.00	6.90	15	bps		1,084	bps		17.67	4.03	1,364	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$184,456	$182,569	$181,061	$177,675	$179,793	$1,887		1%	$4,663		3%	$183,518	$173,485	$10,033		6%
Return on average total assets	I/O	1.41%	1.36%	1.00%	0.70%	0.57%	5	bps		84	bps		1.38%	0.33%	105	bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.43	1.39	1.05	0.76	0.59	4	bps		84	bps		1.41	0.37	104	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q21 Change								2021 Change
		2Q21	1Q21	4Q20	3Q20	2Q20	1Q21			2Q20			2021	2020	2020
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	P	$184,456	$182,569	$181,061	$177,675	$179,793	$1,887		1%	$4,663		3%	$183,518	$173,485	$10,033		6%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	7,050	7,050	—		—	—		—	7,050	7,048	2		—
Less: Average other intangibles (GAAP)		53	57	60	62	65	(4)		(7)	(12)		(18)	55	66	(11)		(17)
Add: Average deferred tax liabilities related to goodwill (GAAP)		381	379	377	375	375	2		1	6		2	380	374	6		2
Average tangible assets	Q	$177,734	$175,841	$174,328	$170,938	$173,053	$1,893		1%	$4,681		3%	$176,793	$166,745	$10,048		6%
Return on average total tangible assets	I/Q	1.46%	1.41%	1.04%	0.73%	0.59%	5	bps		87	bps		1.44%	0.35%	109	bps
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.48	1.44	1.10	0.79	0.61	4	bps		87	bps		1.46	0.39	107	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	R	426,083,143	425,930,159	427,209,831	427,073,084	426,824,594	152,984		—%	(741,451)		—%	426,083,143	426,824,594	(741,451)		—%
Common stockholders' equity (GAAP)		$21,185	$20,688	$20,708	$20,504	$20,453	$497		2	$732		4	$21,185	$20,453	$732		4
Less: Goodwill (GAAP)		7,050	7,050	7,050	7,050	7,050	—		—	—		—	7,050	7,050	—		—
Less: Other intangible assets (GAAP)		52	54	58	60	63	(2)		(4)	(11)		(17)	52	63	(11)		(17)
Add: Deferred tax liabilities related to goodwill (GAAP)		383	380	379	377	376	3		1	7		2	383	376	7		2
Tangible common equity	S	$14,466	$13,964	$13,979	$13,771	$13,716	$502		4%	$750		5%	$14,466	$13,716	$750		5%
Tangible book value per common share	S/R	$33.95	$32.79	$32.72	$32.24	$32.13	$1.16		4%	$1.82		6%	$33.95	$32.13	$1.82		6%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	T	425,948,706	425,953,716	427,074,822	426,846,096	426,613,053	(5,010)		—%	(664,347)		—%	425,951,197	427,165,737	(1,214,540)		—%
Average common shares outstanding - diluted (GAAP)	U	427,561,572	427,880,530	428,881,252	427,992,349	427,566,920	(318,958)		—	(5,348)		—	427,668,242	428,292,580	(624,338)		—
Net income per average common share - basic (GAAP)	K/T	$1.45	$1.38	$0.99	$0.68	$0.53	$0.07		5	$0.92		174	$2.83	$0.56	$2.27		NM
Net income per average common share - diluted (GAAP)	K/U	1.44	1.37	0.99	0.68	0.53	0.07		5	0.91		172	2.81	0.55	2.26		NM
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.47	1.41	1.05	0.73	0.55	0.06		4	0.92		167	2.88	0.64	2.24		NM
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.46	1.41	1.04	0.73	0.55	0.05		4	0.91		165	2.87	0.64	2.23		NM
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.39	$0.39	$0.39	$—		—%	$—		—%	$0.78	$0.78	$—		—%
Dividend payout ratio	V/(K/T)	27%	28%	39%	58%	74%	(136) bps			(4,689) bps			28%	140%	(11,278) bps
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	27	28	37	53	71	(100) bps			NM			27	122	(9,539) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q21 Change						2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20		2021	2020	2020
						$	%	$	%			$/bps	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$524	$548	$537	$524	$513	($24)	(4%)	$11	2%	$1,072	$1,062	$10	1%
Less: Notable items	—	—	18	13	4	—	—	(4)	(100)	—	14	(14)	(100)
Salaries and employee benefits, Underlying (non-GAAP)	$524	$548	$519	$511	$509	($24)	(4%)	$15	3%	$1,072	$1,048	$24	2%
Equipment and software, Underlying:
Equipment and software (GAAP)	$155	$152	$141	$149	$142	$3	2%	$13	9%	$307	$275	$32	12%
Less: Notable items	4	4	1	1	—	—	—	4	100	8	1	7	NM
Equipment and software, Underlying (non-GAAP)	$151	$148	$140	$148	$142	$3	2%	$9	6%	$299	$274	$25	9%
Outside services, Underlying:
Outside services (GAAP)	$137	$139	$148	$139	$131	($2)	(1%)	$6	5%	$276	$266	$10	4%
Less: Notable items	4	7	17	16	12	(3)	(43)	(8)	(67)	11	30	(19)	(63)
Outside services, Underlying (non-GAAP)	$133	$132	$131	$123	$119	$1	1%	$14	12%	$265	$236	$29	12%
Occupancy, Underlying:
Occupancy (GAAP)	$82	$88	$84	$81	$82	($6)	(7%)	$—	—%	$170	$166	$4	2%
Less: Notable items	3	9	6	1	3	(6)	(67)	—	—	12	7	5	71
Occupancy, Underlying (non-GAAP)	$79	$79	$78	$80	$79	$—	—%	$—	—%	$158	$159	($1)	(1%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		SECOND QUARTER 2021				FIRST QUARTER 2021				FOURTH QUARTER 2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$286	$265	$97	$648	$302	$211	$98	$611	$322	$221	($87)	$456
Less: Preferred stock dividends		—	—	32	32	—	—	23	23	—	—	32	32
Net income (loss) available to common stockholders	B	$286	$265	$65	$616	$302	$211	$75	$588	$322	$221	($119)	$424
Return on average total tangible assets:
Average total assets (GAAP)		$75,600	$57,527	$51,329	$184,456	$75,283	$57,738	$49,548	$182,569	$74,392	$58,212	$48,457	$181,061
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		35	4	14	53	37	5	15	57	39	5	16	60
Add: Average deferred tax liabilities related to goodwill (GAAP)		4	1	376	381	3	1	375	379	3	1	373	377
Average tangible assets	C	$75,447	$57,472	$44,815	$177,734	$75,127	$57,682	$43,032	$175,841	$74,234	$58,156	$41,938	$174,328
Return on average total tangible assets	A/C	1.52%	1.85%	NM	1.46%	1.63%	1.48%	NM	1.41%	1.72%	1.51%	NM	1.04%
Efficiency ratio:
Noninterest expense (GAAP)	D	$751	$226	$14	$991	$750	$227	$41	$1,018	$749	$216	$47	$1,012
Net interest income (GAAP)		897	419	(192)	1,124	863	421	(167)	1,117	859	438	(168)	1,129
Noninterest income (GAAP)		283	178	24	485	351	170	21	542	375	182	21	578
Total revenue (GAAP)	E	$1,180	$597	($168)	$1,609	$1,214	$591	($146)	$1,659	$1,234	$620	($147)	$1,707
Efficiency ratio	D/E	63.62%	37.86%	NM	61.63%	61.79%	38.33%	NM	61.35%	60.75%	34.94%	NM	59.28%

		THIRD QUARTER 2020				SECOND QUARTER 2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$407	$153	($246)	$314	$320	$221	($288)	$253
Less: Preferred stock dividends		—	—	25	25	—	—	28	28
Net income (loss) available to common stockholders	B	$407	$153	($271)	$289	$320	$221	($316)	$225
Return on average total tangible assets:
Average total assets (GAAP)		$73,605	$60,889	$43,181	$177,675	$71,634	$65,280	$42,879	$179,793
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		40	5	17	62	41	6	18	65
Add: Average deferred tax liabilities related to goodwill (GAAP)		2	1	372	375	2	1	372	375
Average tangible assets	C	$73,445	$60,833	$36,660	$170,938	$71,473	$65,223	$36,357	$173,053
Return on average total tangible assets	A/C	2.21%	1.01%	NM	0.73%	1.80%	1.36%	NM	0.59%
Efficiency ratio:
Noninterest expense (GAAP)	D	$742	$210	$36	$988	$735	$213	$31	$979
Net interest income (GAAP)		845	421	(129)	1,137	814	419	(73)	1,160
Noninterest income (GAAP)		495	144	15	654	428	144	18	590
Total revenue (GAAP)	E	$1,340	$565	($114)	$1,791	$1,242	$563	($55)	$1,750
Efficiency ratio	D/E	55.35%	37.03%	NM	55.18%	59.19%	37.93%	NM	55.91%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2021				2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$588	$476	$195	$1,259	$556	$400	($669)	$287
Less: Preferred stock dividends		—	—	55	55	—	—	50	50
Net income (loss) available to common stockholders	B	$588	$476	$140	$1,204	$556	$400	($719)	$237
Return on average total tangible assets:
Average total assets (GAAP)		$75,443	$57,632	$50,443	$183,518	$70,024	$62,142	$41,319	$173,485
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	50	6,876	7,048
Average other intangibles (GAAP)		36	5	14	55	42	6	18	66
Add: Average deferred tax liabilities related to goodwill (GAAP)		3	1	376	380	2	1	371	374
Average tangible assets	C	$75,288	$57,576	$43,929	$176,793	$69,862	$62,087	$34,796	$166,745
Return on average total tangible assets	A/C	1.58%	1.67%	NM	1.44%	1.60%	1.29%	NM	0.35%
Efficiency ratio:
Noninterest expense (GAAP)	D	$1,501	$453	$55	$2,009	$1,473	$434	$84	$1,991
Net interest income (GAAP)		1,760	840	(359)	2,241	1,607	784	(71)	2,320
Noninterest income (GAAP)		634	348	45	1,027	785	269	33	1,087
Total revenue (GAAP)	E	$2,394	$1,188	($314)	$3,268	$2,392	$1,053	($38)	$3,407
Efficiency ratio	D/E	62.69%	38.10%	NM	61.49%	61.58%	41.25%	NM	58.43%